Other Expenses - Additional Information (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Other Income And Expenses [Abstract]
Business development costs	$ 42,891	$ 671	$ 35,140
Business development expense, net of tax			21,242
Business development expense, per diluted share			$ 0.46
Retirement and severance expenses			$ 3,885
Increase decrease in net earnings per diluted share due to retirement expenses			$ (0.05)